                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM S-8

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                             United Rentals, Inc.
            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
        (State or Other Jurisdiction of Incorporation or Organization)

                                  06-1522496
                     (I.R.S. Employer Identification No.)

                          Five Greenwich Office Park
                         Greenwich, Connecticut 06830
                                (203) 622-3131
                   (Address of Principal Executive Offices)

                  United Rentals, Inc. 401(k) Investment Plan
                     United Rentals, Inc. Acquisition Plan
                             (Full Title of Plans)

                               Bradley S. Jacobs
                          Five Greenwich Office Park
                         Greenwich, Connecticut 06830
                   (Name and Address of Agent For Service)

                                (203) 622-3131
         (Telephone Number, Including Area Code of Agent For Service)

  A copy of all communications, including communications sent to the agent for service, should be sent to:


         Joseph Ehrenreich, Esq.                     Stephen M. Besen, Esq.
     Ehrenreich Eilenberg & Krause LLP             Weil, Gotshal & Manges LLP
            11 East 44th Street                         767 Fifth Avenue
            New York, NY 10017                         New York, NY 10153
              (212) 986-9700                              (212) 310-8000

                        CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------
                                                                        Proposed
                                                                         Maximum
                                                Proposed Maximum        Aggregate
Title of Securities         Amount to be       Offering Price Per    Offering Price          Amount of
 to be Registered           Registered(1)           Share(2)               (2)           Registration Fee
---------------------       -------------      ------------------    --------------      ----------------
-----------------------------------------------------------------------------------------------------------------
Common Stock, par               250,000                $18.44            $4,610,000             $1,218
 value $0.01 per
 share(3)
-----------------------------------------------------------------------------------------------------------------

     (1) Represents (i) up to 200,000 shares that may be acquired, with employer and employee contributions, by participants in the United Rentals, Inc. 401(k) Investment Plan and (ii) up to 50,000 shares that may be acquired, with employer and employee contributions, by participants in the United Rentals, Inc. Acquisition Plan.

     (2) Calculated solely for the purpose of determining the registration fee pursuant to Rule 457(h) based upon the average of the high and low sales prices of the Registrants Common Stock on June 16, 2000, as reported on the New York Stock Exchange Composite Tape.

     (3) Pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein. In accordance with Rule 457(h)(2) under the Securities Act no separate fee calculation is made for plan interests.

                  UNITED RENTALS, INC. 401(k) INVESTMENT PLAN


                               Table of Contents

                                                                                                      Page
                                                                                                      ----
                                                ARTICLE I
                                        Establishment of the Plan
1.1      Restatement of Plan........................................................................     1
1.2      Restatement of Trust.......................................................................     1
1.3      Effective Date.............................................................................     1
1.4      Name and Designation.......................................................................     2
1.5      Withdrawal of Affiliated Companies.........................................................     2


                                                ARTICLE II
                                               Definitions

2.1      Account....................................................................................     3
2.2      Administrator..............................................................................     3
2.3      Affiliated Company.........................................................................     3
2.4      Beneficiary................................................................................     3
2.5      Board......................................................................................     3
2.6      Break in Service...........................................................................     4
2.7      Code.......................................................................................     5
2.8      Company....................................................................................     5
2.9      Compensation...............................................................................     5
2.10     Credited Service...........................................................................     7
2.11     Effective Date.............................................................................     7
2.12     Elective Deferrals.........................................................................     7
2.13     Employee...................................................................................     8
2.14     Employer...................................................................................     8
2.15     Employer Contribution......................................................................     8
2.16     Employment Commencement Date...............................................................     8
2.17     Entry Dates................................................................................     8
2.18     ERISA......................................................................................     8
2.19     Fiduciary..................................................................................     9
2.20     Fiscal Year................................................................................     9
2.21     Highly Compensated Employee................................................................     9
2.22     Hour of Service............................................................................    10

                                     -ii-

2.23     Matching Contributions.....................................................................    11
2.24     Net Profits................................................................................    11
2.25     Normal Retirement Age......................................................................    11
2.26     Participant................................................................................    11
2.27     Plan.......................................................................................    12
2.28     Plan Year..................................................................................    12
2.29     Prior Employer.............................................................................    12
2.30     Qualified Matching Contributions...........................................................    12
2.31     Qualified Military Service.................................................................    12
2.32     Qualified Nonelective Contributions........................................................    13
2.33     Rollover Contributions.....................................................................    13
2.34     Termination of Employment..................................................................    13
2.35     Total and Permanent Disability.............................................................    14
2.36     Transaction Date...........................................................................    14
2.37     Trust......................................................................................    14
2.38     Trustee....................................................................................    14
2.39     Valuation Date.............................................................................    14
2.40     Vesting Computation Period.................................................................    14
2.41     Year of Credited Service...................................................................    14


                                  ARTICLE III
                                  Eligibility

3.1      Participation..............................................................................    15
3.2      Exclusions From Eligibility................................................................    16
3.3      Leased Employees...........................................................................    17
3.4      Treatment of Qualified Military Service....................................................    18


                                  ARTICLE IV
                                 Contributions

4.1      Employer Contributions.....................................................................    18
4.2      Payment....................................................................................    19
4.3      Company Determination......................................................................    20
4.4      Elective Deferrals.........................................................................    20
4.5      Rollover Contributions.....................................................................    22
4.6      Restored Contributions.....................................................................    23
4.7      Direct Transfers...........................................................................    23
4.8      Limits for Highly Compensated..............................................................    24
4.9      Correction of Excess Contributions.........................................................    29
4.10     Correction of Excess Aggregate Contributions...............................................    33

4.11     Correction of Excess Deferrals.............................................................    37
4.12     Correction of Multiple Use.................................................................    40


                                   ARTICLE V
                              Individual Accounts

5.1      Individual Accounts........................................................................    40
5.2      Allocation of Contributions................................................................    42
5.3      Allocation of Forfeitures..................................................................    43
5.4      Allocation of Earnings.....................................................................    43
5.5      Investment Direction.......................................................................    44


                                  ARTICLE VI
                           Termination of Employment

6.1      Normal Retirement..........................................................................    46
6.2      Late Retirement............................................................................    47
6.3      Disability Retirement......................................................................    47
6.4      Termination Due to Death...................................................................    47
6.5      Other Termination of Employment............................................................    48
6.6      Qualified Domestic Relations Orders........................................................    49
6.7      Lost Beneficiary...........................................................................    53
6.8      Offsets....................................................................................    54


                                  ARTICLE VII
                              Payment of Benefits

7.1      General....................................................................................    54
7.2      Form of Payment............................................................................    55
7.3      Direct Rollovers...........................................................................    55
7.4      Notice and Payment Elections...............................................................    58
7.5      Mandatory Distributions....................................................................    59
7.6      Commencement of Benefits...................................................................    59
7.7      Payments to Incompetents...................................................................    60
7.8      Income Tax Withholding.....................................................................    61

                                     -iv-

                                 ARTICLE VIII
                        Distributions to Beneficiaries
8.1      General....................................................................................    61
8.2      Normal Form of Payment.....................................................................    61
8.3      Beneficiary Designation....................................................................    61
8.4      Commencement of Payment....................................................................    63


                                  ARTICLE IX
                             Withdrawals and Loans

9.1      Withdrawals................................................................................    63
9.2      Hardship Withdrawals.......................................................................    64
9.3      Loans......................................................................................    67


                                   ARTICLE X
                     Contribution and Benefit Limitations

10.1     Contribution Limits........................................................................    72
10.2     Overall Limits.............................................................................    73
10.3     Annual Adjustments to Limits...............................................................    73
10.4     Excess Amounts.............................................................................    74
10.5     Definitions................................................................................    75


                                  ARTICLE XI
                                Top-Heavy Rules

11.1     General....................................................................................    77
11.2     Vesting....................................................................................    78
11.3     Minimum Contribution.......................................................................    78
11.4     Definitions................................................................................    79
11.5     Special Rules..............................................................................    83
11.6     Adjustment of Limitations..................................................................    84


                                  ARTICLE XII
                          Administration of the Plan

12.1     Committee as Administrator.................................................................    85
12.2     Procedures.................................................................................    85

                                      -v-

12.3     Bond and Compensation......................................................................    86
12.4     Duties of the Committee....................................................................    86
12.5     Allocation and Delegation of Responsibilities..............................................    87
12.6     Committee Accounts.........................................................................    87
12.7     Company to Furnish Information.............................................................    88
12.8     Expenses...................................................................................    88
12.9     Indemnification............................................................................    88
12.10    Reports ...................................................................................    88


                                 ARTICLE XIII
                               Claims Procedure

13.1     Claims Submission..........................................................................    89
13.2     Claim Review...............................................................................    89
13.3     Right of Appeal............................................................................    90
13.4     Review of Appeal...........................................................................    90
13.5     Designation................................................................................    91


                                  ARTICLE XIV
                                  Amendments

14.1     Right to Amend.............................................................................    91
14.2     Limitations................................................................................    91
14.3     Amendment to Vesting Schedule..............................................................    91


                                  ARTICLE XV
                                  Termination

15.1     Right to Terminate.........................................................................    92

15.2     Full Vesting on Termination................................................................    92
15.3     Partial Termination........................................................................    93
15.4     Distribution on Termination................................................................    93
15.5     Affect on Benefits.........................................................................    95


                                  ARTICLE XVI
                                 Miscellaneous

16.1     IRS Approval...............................................................................    95
16.2     No Assignment..............................................................................    95


16.3     Merger.....................................................................................    96
16.4     Governing Law..............................................................................    96
16.5     Construction...............................................................................    96
16.6     Company Determinations.....................................................................    97
16.7     Counterpart Originals......................................................................    97
16.8     Affect on Employment Rights................................................................    97

                                    PART I

             INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

                               EXPLANATORY NOTE
                               ----------------

     As permitted by the rules of the Securities and Exchange Commission, this Registration Statement omits the information specified in Part I of Form S-8. The documents containing the information specified in Part I will be delivered to the participant in the plans covered by this Registration Statement as required by Rule 428(b) promulgated under the Securities Act of 1933, as amended. Such documents are not being filed with the Securities and Exchange Commission as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of such Act.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Certain Documents By Reference

     The following documents filed with the Securities and Exchange Commission (the "Commission") by the Registrant, United Rentals, Inc., a Delaware corporation (the "Company"), pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference in this registration statement:

     .    Annual Report on Form 10-K for the year ended December 31, 1999;
     .    Quarterly Report on Form 10-Q for the quarter ended March 31, 2000;
     . Registration Statement on Form 8-A dated November 27, 1997 (filed on December 3, 1997) and Registration Statement on Form 8-A dated August 6, 1998.

     All documents subsequently filed by the Company, or by the plans to which this registration statement relates, pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

Item 4. Description of Securities.

     Not Applicable.

Item 5. Interests of Named Experts and Counsel.

     The consolidated financial statements of United Rentals, Inc. appearing in United Rentals, Inc.'s Annual Report (Form 10-K) for the year ended December 31, 1999, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon included therein and incorporated herein by reference. Such financial statements are, and audited financial statements to be included in subsequently filed documents will be, incorporated herein in reliance upon the reports of Ernst & Young LLP pertaining to such financial statements (to the extent covered by consents filed with the Securities and Exchange Commission).

Item 6. Indemnification of Directors and Officers.

     The Certificate of Incorporation (the "Certificate") of the Company provides that a director will not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law (the "Delaware Law"), which concerns unlawful payments of dividends, stock purchases or redemptions, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware Law is subsequently amended to permit further limitation of the personal liability of directors, the liability of a director of the Company will be eliminated or limited to the fullest extent permitted by the Delaware Law as amended.

     The Company, as a Delaware corporation, is empowered by Section 145 of the Delaware Law, subject to the procedures and limitation stated therein, to indemnify any person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding in which such person is made a party by reason of his being or having been a director, officer, employee or agent of the Company. The statute provides that indemnification pursuant to its provisions is not exclusive of other rights of indemnification to which a person may be entitled under any by-law, agreement, vote of stockholders or disinterested directors, or otherwise. The Company has entered into indemnification agreements with its directors and officers. In general, these agreements require the Company to indemnify each of such persons against expenses, judgments, fines, settlements and other liabilities incurred in connection with any proceeding (including a derivative action) to which such person may be made a party by reason of the fact that such person is or was a director, officer or employee of the Company or guaranteed any obligations of the Company, provided that the right of an indemnitee to receive indemnification is subject to the following limitations: (i) an indemnitee is not entitled to indemnification unless he acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful and (ii) in the case of a derivative action, an indemnitee is not entitled to indemnification in the event that he is judged in a final non-appealable decision of a court of competent jurisdiction to be liable to the Company due to willful misconduct in the performance of his duties to the Company (unless and only to the extent that the court determines that the indemnitee is fairly and reasonably entitled to indemnification).

     Pursuant to Section 145 of the Delaware Law, the Company has purchased insurance on behalf of its directors and officers against any liability asserted against or incurred by them in such capacity or arising out of their status as such.

Item 7. Exemption From Registration Claimed.

     Not applicable.

Item 8. Exhibits.

     ---------------------------------------------------------------------------
      4.1...........  Amended and Restated Certificate of Incorporation of the
                      Registrant dated August 5, 1998 (incorporated by reference to Exhibit 3.1 to the Registrant's Report on Form 10-Q for the quarterly period ended June 30, 1998)
     ---------------------------------------------------------------------------
      4.2...........  Certificate of Amendment to the Registrant's Certificate
                      of Incorporation dated September 29, 1998 (incorporated
                      by reference to Exhibit 4.2 to the Registrant's Registration Statement on Form S-3 , No.
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
                      333-70151)
     ---------------------------------------------------------------------------
      4.3...........  Form of Certificate of Designation for Series A Perpetual
                      Convertible Preferred Stock (incorporated by reference to
                      Exhibit 4(k) to the Registrant's Registration Statement on Form S-3, No. 333-64463)
     ---------------------------------------------------------------------------
      4.4...........  Form of Certificate of Designation for Series B Perpetual
                      Convertible Preferred Stock (incorporated by reference to Exhibit B to the Registrant's Proxy Statement on Schedule 14A dated July 22, 1999)
     ---------------------------------------------------------------------------
      4.5...........  By-laws of the Registrant (incorporated by reference to
                      Exhibit 3.2 to the Registrant's Report on Form 10-Q for the quarterly period ended June 30, 1998)
     ---------------------------------------------------------------------------
      4.6...........  United Rentals, Inc. 401 (k) Investment Plan, together with Amendment # 1 thereto
     ---------------------------------------------------------------------------
      4.7...........  United Rentals, Inc. 401(k) Investment Trust
     ---------------------------------------------------------------------------
      4.8...........  United Rentals, Inc. Acquisition Plan
     ---------------------------------------------------------------------------
      4.9...........  United Rentals, Inc. Acquisition Trust
     ---------------------------------------------------------------------------
      5.1...........  The opinion as to the legality of the securities is not applicable as the shares of common stock registered will not be original issuance securities.
     ---------------------------------------------------------------------------
      5.2...........  The opinion as to ERISA matters and the IRS determination letter are not applicable as the Registrant hereby undertakes to submit, or has submitted, the plans and any amendments thereto to the IRS in a timely manner and will make, or has made, all changes required by the IRS in order to qualify the plans.
     ---------------------------------------------------------------------------
      23.1..........  Consent of Ernst & Young LLP
     ---------------------------------------------------------------------------
      24.1..........  Power of Attorney (included under the caption
                      "Signatures")
     ---------------------------------------------------------------------------

Item 9. Undertakings

     (a)  The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

     provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities and Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     The Registrant. Pursuant to the requirements of Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Greenwich, Connecticut, on the 20th day of June 2000.

                                        United Rentals, Inc.


                                           /s/ Michael J. Nolan
                                        By:------------------------
                                           Michael J. Nolan
                                           Chief Financial Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in their respective capacities and on the respective dates indicated. Each person whose signature appears below hereby authorizes Bradley S. Jacobs, John N. Milne and Michael J. Nolan and each with full power of substitution, to execute in the name and on behalf of such person any amendment or any post-effective amendment to this Registration Statement and to file the same, with exhibits thereto, and other documents in connection therewith, making such changes in this Registration Statement as the Registrant deems appropriate, and appoints each of Bradley S. Jacobs, John N. Milne and Michael J. Nolan, each with full power of substitution, attorney-in-fact to sign any amendment and any post-effective amendment to this Registration Statement and to file the same, with exhibits thereto, and other documents in connection therewith.


     Bradley S. Jacobs


     /s/ Bradley S. Jacobs
     ---------------------------
     Bradley S. Jacobs
     Chairman, Chief Executive Officer and Director (Principal Executive
     Officer)
     June 20, 2000



     Wayland R. Hicks


     /s/ Wayland R. Hicks
     --------------------------
     Wayland R. Hicks, Director
     June 20, 2000

     John N. Milne


     /s/ John N. Milne
     --------------------------
     John N. Milne, Director
     June 20, 2000



     William F. Berry


     --------------------------
     William F. Berry, Director



     John S. McKinney


     --------------------------
     John S. McKinney, Director



     Leon D. Black


     /s/ Leon D. Black
     --------------------------
     Leon D. Black, Director
     June  20, 2000

     Richard D. Colburn


     --------------------------
     Richard D. Colburn, Director



     Ronald M. DeFeo


     /s/ Ronald M. DeFeo
     --------------------------
     Ronald M. DeFeo, Director
     June 20, 2000



     Michael S. Gross


     /s/ Michael S. Gross
     --------------------------
     Michael S. Gross, Director
     June 20, 2000



     Richard J. Heckmann


     /s/ Richard J. Heckmann
     --------------------------
     Richard J. Heckmann, Director
     June 20, 2000



     Gerald Tsai, Jr.



     /s/ Gerald Tsai, Jr.
     --------------------------
     Gerald Tsai, Jr., Director
     June 20, 2000

     Christian M. Weyer


     /s/ Christian M. Weyer
     --------------------------
     Christian M. Weyer, Director
     June 20, 2000



     Michael J. Nolan



     /s/ Michael J. Nolan
     ---------------------------
     Michael J. Nolan, Chief Financial Officer
     (principal financial officer)
     June 20, 2000



     Peter R. Borzilleri



     /s/ Peter R. Borzilleri
     ---------------------------
     Peter R. Borzilleri, Vice President, Corporate Controller
     (principal accounting officer)
     June 20, 2000

     The Plan (United Rentals, Inc. 401(k) Investment Plan). Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan referenced below) has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Modesto, state of California on the 20th day of June 2000.

                                    United Rentals, Inc. 401(k) Investment Plan


                                    By: /s/ Grace M. Crickette
                                       --------------------------
                                        Grace M. Crickette
                                        Plan Administrator


     The Plan (United Rentals, Inc. Acquisition Plan). Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan referenced below) has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Modesto, state of California on the 20th day of June 2000.

                                    United Rentals, Inc. Acquisition Plan


                                    By: /s/ Grace M. Crickette
                                       --------------------------
                                        Grace M. Crickette
                                        Plan Administrator